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                                                          Exhibit 10.72

                                 THIRD AMENDMENT


            THIRD AMENDMENT, dated as of November 4, 1998 (this "Third Amendment"), to the Fifth Amended and Restated Credit Agreement, dated as of August 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OUTDOOR SYSTEMS, INC. (the "Company"), MEDIACOM INC. (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Administrative Agent (in such capacity, the "Canadian Administrative Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US Administrative Agent (in such capacity, the "US Administrative Agent"; together with the Canadian Administrative Agent, the "Agents").



                             W I T N E S S E T H:


            WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement;

            WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement so that the Canadian Borrower can effectively convert the Canadian Term Loans from borrowings in US Dollars to borrowings in Canadian Dollars, and the Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:


            1 Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

            2 Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by (i) changing the following definitions to read in their entirety as follows:

            "Acceptance Fee":  the fee payable in C$ to each C$ Lender in respect of Bankers' Acceptances computed in accordance with subsection 2.16(e).
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                                                                               2



            "Applicable BA Discount Rate": with respect to any C$ Lender, as applicable to a Bankers' Acceptance being purchased by such C$ Lender on any day, the CDOR Rate in effect on such day with respect to such Bankers' Acceptance.

            "Applicable Margin": (a) as applied to a given Type of Revolving Credit Loan or Term Loan, the rate per annum determined as follows: during the period from the Closing Date until the first Adjustment Date, the Applicable Margin in respect of Revolving Credit Loans and Term Loans shall equal (i) with respect to ABR Loans and C$ Prime Loans, 1.125% per annum, (ii) with respect to Eurodollar Loans and Canadian Revolving Credit BA borrowings, 2.125% per annum and (iii) with respect to New Canadian Term Loan BA borrowings, as described in Schedule 1.1A-1; provided such Applicable Margins will be adjusted on each Adjustment Date after the Closing Date, (i) with respect to ABR Loans, C$ Prime Loans and Eurodollar Loans, to the applicable rate per annum set forth under the heading "Applicable Margin for ABR and C$ Prime Loans" or "Applicable Margin for Eurodollar Loans and Canadian Revolving Credit BAs" on Schedule 1.1B, or
      (ii) with respect to New Canadian Term Loans, to the applicable rate per annum set forth under the heading "New Canadian Term Loan BAs" or "C$ Prime Loans" on Schedule 1.1A-1, which corresponds to the Total Leverage Ratio determined from, in the case of each such following Adjustment Date, the financial statements and Compliance Certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date; provided, further that in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then

                  (a) if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then the Applicable Margins in respect of Revolving Credit Loans and Term Loans during the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

                  (b) if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then such decrease in the Applicable Margin shall not become applicable until the date upon which such financial statements and Compliance Certificate actually are delivered; and

                  (c) if such financial statements and Compliance Certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon
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                                                                               3

      such expiration, for the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which such financial statements and Compliance Certificate actually are delivered, the Applicable Margin in respect of Revolving Credit Loans and Term Loans shall be (i) 1.125% per annum in the case of ABR Loans and C$ Prime Loans, (ii) 2.125% per annum, in the case of Eurodollar Loans and Canadian Revolving Credit BA borrowings and (iii) as set forth in Schedule 1.1A-1, in the case of New Canadian Term Loan BA borrowings.

      "BA Discount Proceeds": in respect of any Bankers' Acceptance to be purchased by a C$ Lender on any day under subsection 2.16, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

            (a)  the face amount of such Bankers' Acceptance; by

            (b) the sum of one plus the product of:

                  (i) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

                  (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365;

                        with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

            "Bankers' Acceptance" and "BA": a draft, denominated in C$, issued by the Canadian Borrower and accepted by a C$ Lender under this Agreement, and including a depository bill under the Depository Bills and Notes Act (Canada) and a bill of exchange under the Bills of Exchange Act (Canada).

            "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City and Toronto are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, "Business Day" shall mean any Business Day on which dealings in Dollars or Canadian Dollars, as the case may be, between banks may be carried on in London, Toronto and New York City.

            "Canadian Administrative Agent": Canadian Imperial Bank of Commerce, together with its affiliates, as the administrative agent for the Canadian Revolving Credit Lenders, the Canadian Term Loan Lenders and the New Canadian Term Loan Lenders under this Agreement and the other Loan Documents.
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                                                                               4

            "Canadian Lending Office": as to each C$ Lender, the office in Canada specified as the "Canadian Lending Office" of such Lender on
      Schedule 1.1A or Schedule 1.1A-1 or in an Assignment and Acceptance or such other office in Canada as may be designated by such Lender by written notice to the Company and the Canadian Administrative Agent.

            "Canadian Term Loan Lender": any Lender having a Canadian Term Loan Commitment hereunder or that holds outstanding Canadian Term Loans; provided that, for purposes of subsection 11.1(iv), (i) prior to the Third Amendment Borrowing Date, references to the Canadian Term Loan Lenders shall be deemed to be references to the Canadian Term Loan Lenders other than the New Canadian Term Loan Lenders and, separately, to the New Canadian Term Loan Lenders and (ii) on and after the Third Amendment Borrowing Date, references to the Canadian Term Loan Lenders shall instead be deemed to refer only to the New Canadian Term Loan Lenders; and provided, further, that for purposes of subsection 11.1(v), (i) prior to the Third Amendment Borrowing Date, for the purposes of approving modifications to subsections 2.10(a) or 2.12(a), references to Canadian Term Loan Lenders shall be deemed to be references to the Canadian Term Loan Lenders other than the New Canadian Term Loan Lenders, (ii) references to Canadian Term Loan Lenders for the purposes of approving modifications to subsections 2.10(b) or 2.12(b) shall be deemed to be references to New Canadian Term Loan Lenders, and (iii) references to subsections 2.10 and 2.12 shall refer respectively (A) to subsections 2.10(a) and 2.12(a) for the purposes described in clause (i) of this proviso and (B) to subsections 2.10(b) and 2.12(b) for the purposes described in clause (ii) of this proviso.

            "Class": when used with respect to any Loans, refers to whether such Loans constitute US Revolving Credit Loans, US Term Loans, Canadian Revolving Credit Loans, Canadian Term Loans, New Canadian Term Loans, and, for purposes of this definition, the US L/C Reimbursement Obligations shall be deemed to be part of the Class which includes the US Revolving Credit Loans, and the Canadian L/C Reimbursement Obligations shall be deemed to be part of the Class which includes the Canadian Revolving Credit Loans.

            "Draft": a blank bill of exchange, within the meaning of the Bills of Exchange Act (Canada), in substantially the form set forth in Exhibit F to the Third Amended and Restated Credit Agreement, drawn by the Canadian Borrower on a C$ Lender, denominated in C$ and bearing such distinguishing letters and numbers as such C$ Lender may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by such C$ Lender.

            "Drawing": the creation and purchase of Bankers' Acceptances and/or the purchase of completed Drafts, by the C$ Lenders pursuant to subsection 2.16.

            "Loan":  any loan made, including, in the case of Canadian
      Revolving Credit Loans and New Canadian Term Loans, any Bankers'
      Acceptance purchased or accepted, by any Lender pursuant to this
      Agreement.
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                                                                               5


            "Refunding Bankers' Acceptance": as defined in subsection 2.16(d).

            "Term Loans": the collective reference to the US Term Loans, the Canadian Term Loans and the New Canadian Term Loans.

            "Term Loan Commitments": the collective reference to the US Term Loan Commitments, the Canadian Term Loan Commitments and the New Canadian Term Loan Commitments; collectively, as to all the Term Loan Lenders, the "Term Commitments."

            "Term Notes": the collective reference to the US Term Notes and any promissory notes issued under this Agreement to evidence the Canadian Term Loans or the New Canadian Term Loans.

            "Type": (a) as to any US$ Loan, its nature as an ABR Loan or a Eurodollar Loan and (b) as to any Canadian Revolving Credit Loan or New Canadian Term Loan, its nature as a C$ Prime Loan or a Bankers' Acceptance.

and (ii) inserting:

            "Canadian Revolving Credit BA": a bill of exchange denominated in C$ drawn by the Canadian Borrower and accepted by a Canadian Revolving Credit Lender pursuant to subsection 2.16

            "C$ Lender": each Canadian Revolving Credit Lender and New Canadian Term Loan Lender.

            "Majority Canadian Term Loan Lenders": at any time, New Canadian Term Loan Lenders, the New Canadian Term Loan Commitment Percentages of which aggregate more than 50%.

            "New Canadian Term Loan":  as defined in subsection 2.10(b).

            "New Canadian Term Loan BA": a bill of exchange denominated in C$ drawn by the Canadian Borrower and accepted by a New Canadian Term Loan Lender pursuant to subsection 2.16

            "New Canadian Term Loan Lender": any Lender having a New Canadian Term Loan Commitment hereunder or that holds outstanding New Canadian Term Loans;

            "New Canadian Term Loan Maturity Date":  June 30, 2004.

            "New Canadian Term Loan Commitment": as to any New Canadian Term
      Loan Lender, its obligation to make a C$ Loan to the Canadian Borrower on the Third
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                                                                               6

      Amendment Borrowing Date pursuant to subsection 2.10(b) in a principal amount not to exceed the amount set forth under such New Canadian Term Loan Lender's name in Schedule 1.1A-1 opposite the heading "New Canadian Term Loan Commitment"; collectively, the "New Canadian Term Loan Commitments".

            "New Canadian Term Loan Commitment Percentage": as to any New Canadian Term Loan Lender, the percentage of the aggregate New Canadian Term Loan Commitments constituted by its New Canadian Term Loan Commitment or, following the Third Amendment Borrowing Date, the percentage of the aggregate outstanding New Canadian Term Loans constituted by its New Canadian Term Loan.

            "Third Amendment Borrowing Date":  as defined in subsection
      2.14(c).

            3 Amendment of Subsection 2.4(a). Subsection 2.4(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "2.4 Increase of Revolving Credit Commitments. (a) The Company may from time to time, by notice to the US Administrative Agent, request that the US Revolving Credit Commitments and/or the Canadian Revolving Credit Commitments be increased on or prior to December 31, 1999 by an amount that is not less than US$25,000,000 or C$25,000,000, as the case may be, and will not result in the aggregate amount of the US Revolving Credit Commitments and the Canadian Revolving Credit Commitments exceeding US$700,000,000, provided that the aggregate amount of the Canadian Revolving Credit Commitments, the principal amount of all Canadian Term Loans outstanding and the principal amount of all New Canadian Term Loans outstanding after giving effect thereto may not exceed C$250,000,000 unless the applicable Canadian Security Documents have been amended in a manner reasonably satisfactory to the Canadian Administrative Agent to reflect such greater amount. (For purposes of calculations pursuant to this subsection all amounts denominated in Canadian Dollars shall be converted to US Dollars at the US$ Equivalent amount thereof.) Upon receipt of such notice the US Administrative Agent shall seek to obtain the agreement of one or more of the US Revolving Credit Lenders and/or Canadian Revolving Credit Lenders to increase its or their US Revolving Credit Commitments and/or, as the case may be, Canadian Revolving Credit Commitments by an aggregate amount equal to the increase so requested by the Company."

            4 Amendment of Subsection 2.10. Subsection 2.10 of the Credit Agreement is hereby amended by inserting the caption "(a)" at the beginning of the text thereof and by inserting at the end thereof the following new clause
(b):

            "(b) New Canadian Term Loans. Subject to the terms and conditions hereof, each New Canadian Term Loan Lender severally agrees to make term loans to the Canadian Borrower (such loans, the "New Canadian Term Loans") on the Third Amendment Borrowing Date in a principal amount equal to such Lender's New Canadian Term Loan Commitment. The New Canadian Term Loans shall be denominated in C$
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      and may from time to time be C$ Prime Loans, New Canadian Term Loan BA borrowings or a combination thereof, as determined by the Canadian Borrower and notified to the Canadian Administrative Agent in accordance subsections 2.14 and 4.4, as the case may be."

            5 Amendment of Subsection 2.12. Subsection 2.12 of the Credit Agreement is hereby amended by inserting the caption "(a)" at the beginning of the text thereof and by inserting at the end thereof the following new clause
(b):

            "(b) New Canadian Term Repayment. The New Canadian Term Loans shall be payable in consecutive quarterly installments, payable during each calendar year in four equal installments on each March 31, June 30, September 30 and December 31 (except that (i) the installment due in 1998 shall be payable in one single installment on December 31, 1998; and (ii) the installments due in 2004 shall be payable in two equal installments on March 31, 2004 and June 30, 2004) in the percentage of the New Canadian Term Loan Commitment set forth opposite such year below, commencing on December 31, 1998 (or, if less, the aggregate amount of the New Canadian Term Loans then outstanding):

            Year                                        Percentage
            ----                                        ----------
            1998                                           .5075%
            1999                                          2.0305%
            2000                                          2.0305%
            2001                                          2.0305%
            2002                                         16.2436%
            2003                                         30.4569%
            2004                                         46.7005%"

            6 Amendment of Subsection 2.14. Subsection 2.14 of the Credit Agreement is hereby amended by inserting the following clause (c):

            "(c) Third Amendment Borrowing Date Borrowings. The Canadian Borrower shall give the Canadian Administrative Agent, irrevocable notice (which notices must be received by the Canadian Administrative Agent prior to 10:00 A.M., New York City time two Business Days prior to the Third Amendment Borrowing Date) requesting that the New Canadian Term Loan Lenders make New Canadian Term Loans on the date specified in the notice, provided that such date shall be any Business Day from and including the date hereof to and including December 31, 1998 (the "Third Amendment Borrowing Date"), and specifying whether the New Canadian Term Loans following the Third Amendment Borrowing Date are to be initially C$ Prime Loans, New Canadian Term Loan BA borrowings or a combination thereof, as applicable. Upon receipt of such notice the Canadian Administrative Agent shall promptly notify each New Canadian Term Loan Lender thereof. On the Third Amendment Borrowing Date (i) each New Canadian Term Loan Lender shall make available to the Canadian Administrative Agent
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      at its office specified in subsection 11.2 an amount in immediately available funds equal to such Lender's New Canadian Term Loan Commitment Percentage of the C$ Equivalent of the then outstanding principal amount of the Canadian Term Loans (but in no event greater than the amount of the New Canadian Term Loan Commitment of such New Canadian Term Loan Lenders) (the "Third Amendment Borrowing Date Advance"). The Canadian Administrative Agent shall on such date credit the account of the Canadian Borrower on the books of such office of the Canadian Administrative Agent with the aggregate of such amounts made available to the Canadian Administrative Agent by the New Canadian Term Loan Lenders and immediately thereafter, debit such account with such aggregate amount, purchase US Dollars with the amount so debited and transfer the US Dollars so purchased to the US Administrative Agent for application to the prepayment of the then outstanding principal amount of the Canadian Term Loans. The Canadian Borrower will simultaneously with such prepayment, pay all accrued and unpaid interest on the Canadian Term Loans and any amounts payable pursuant to subsection 4.12 in connection therewith."

            7 Amendment of Subsection 2.15(a). Subsection 2.15(a) of the Credit Agreement is hereby amended by inserting clause (iv) and replacing the penultimate sentence as follows:

            "and (iv) each New Canadian Term Loan Lender, the amounts specified in subsection 2.12(b) on the dates specified in subsection 2.12(b) (or such earlier date on which the New Canadian Term Loans become due and payable pursuant to Section 9). The amounts described in clause (i) of the preceding sentence shall be payable by the applicable Borrower; the amounts described in clause (ii) of the preceding sentence shall be payable by the Company; and the amounts described in clauses (iii) and
      (iv) of the preceding sentence shall be payable by the Canadian Borrower."

            8 Amendment of Subsection 2.15(d). Subsection 2.15(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(d) The Canadian Administrative Agent shall maintain the Register pursuant to subsection 11.6(d), and a subaccount therein for each Canadian Revolving Credit Lender and New Canadian Term Loan Lender, in which shall be recorded (i) the amount of each Canadian Revolving Credit Loan and New Canadian Term Loan made hereunder and whether such Canadian Revolving Credit Loan or New Canadian Term Loan is, as applicable, a C$ Prime Loan or a Bankers' Acceptance borrowing, (ii) the amount of any principal or interest due and payable or to become due and payable from the Canadian Borrower to each Canadian Revolving Credit Lender or New Canadian Term Loan Lender hereunder and (iii) both the amount of any sum received by the Canadian Administrative Agent hereunder from the Canadian Borrower and each Canadian Revolving Credit Lender's or New Canadian Term Loan Lender's share thereof."

            9 Amendment of Subsection 2.16. Subsection 2.16 of the Credit Agreement is hereby amended to read in its entirety as follows:
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      "2.16  Bankers' Acceptances.  (a)  The Canadian Borrower may issue
      Bankers' Acceptances denominated in C$, for acceptance and, at the Canadian Borrower's option, purchase by the C$ Lenders, each in accordance with the provisions of this subsection 2.16.

             (b) Procedures.

            (1) Notice. The Canadian Borrower shall notify the Canadian Administrative Agent by irrevocable written notice by 10:00 A.M., Toronto time, one Business Day prior to the Borrowing Date in respect of any borrowing by way of Bankers' Acceptances.

             (2) Minimum and Maximum Borrowing Amount. Each borrowing by way of Bankers' Acceptances shall be in a minimum aggregate face amount of C$4,000,000 or a whole multiple of C$100,000 in excess thereof, and no borrowing by way of Bankers' Acceptances shall be permitted hereunder which is in an amount greater than the then Available Canadian Revolving Credit Commitment with respect to the Canadian Revolving Credit Loans or in an amount greater than the New Canadian Term Loan Commitments with respect to the New Canadian Term Loans.

             (3) Face Amounts. The face amount of each Bankers' Acceptance shall be C$100,000 or any whole multiple thereof.

             (4) Term. Bankers' Acceptances shall be issued and shall mature on a Business Day. Each Bankers' Acceptance (A) shall have a term of 30, 60, 90 or 180 days (or such shorter or longer term as shall be agreed to by all of the Canadian Revolving Credit Lenders or New Canadian Term Loan Lenders, as the case may be), (B) shall, in the case of the Canadian Revolving Credit Loans, mature on or before the Canadian Revolving Credit Termination Date, (C) shall, in the case of New Canadian Term Loans, have maturities selected so that after giving effect to any scheduled payment of the New Canadian Term Loans, the aggregate amount of Canadian Term Loan BAs outstanding immediately after giving effect to such payment does not exceed the aggregate principal amount of New Canadian Term Loans to be outstanding after giving effect thereto, and (D) shall be in form and substance reasonably satisfactory to each Canadian Revolving Credit Lender or New Canadian Term Loan Lender, as the case may be.

             (5) Bankers' Acceptances in Blank. To facilitate the acceptance of Bankers' Acceptances under this Agreement, the Canadian Borrower shall, from time to time as required, provide to each C$ Lender Drafts in form satisfactory to the C$ Lenders, duly executed and endorsed in blank by the Canadian Borrower in quantities sufficient for each C$ Lender to fulfill its obligations hereunder. Each C$ Lender is hereby authorized to accept such Drafts endorsed in blank in such face amounts as may be determined by such C$ Lender in accordance with the provisions of this Agreement, provided that the aggregate amount thereof is equal to the aggregate amount of Bankers' Acceptances required to be accepted by such C$ Lender. No C$ Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide duly executed and endorsed Drafts to the Canadian Administrative Agent on a timely basis, nor shall any C$ Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the gross negligence or willful misconduct of such C$ Lender, its officers, employees, agents or representatives. Each C$ Lender shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. Each C$ Lender will, upon the request of the Canadian Borrower, promptly advise the Canadian Borrower of the number and designation, if any, of Drafts then held by it for the Canadian Borrower. Each C$ Lender shall maintain a record with respect to Drafts and Bankers' Acceptances (i) received by it from the Canadian Borrower in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder and (v) cancelled at their respective maturities. Each C$ Lender further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such C$ Lender.

             (6) Execution of Bankers' Acceptances. Drafts of the Canadian Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed on behalf of the Canadian Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for the Canadian Borrower may no longer be an authorized signatory for the Canadian Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance, and any such Bankers' Acceptance so signed shall be binding on the Canadian Borrower.

             (7) Issuance of Bankers' Acceptances. Promptly following receipt of a notice of borrowing by way of Bankers' Acceptances, the Canadian Administrative Agent shall so advise the C$ Lenders and shall advise each C$ Lender of the face amount of each Draft to be accepted by it and the term thereof. The aggregate face amount of Draft to be accepted by a C$ Lender shall be determined by the Canadian Administrative Agent on a pro rata basis by reference to the respective Canadian Revolving Credit Commitments of the Canadian Revolving Credit Lenders or the New Canadian Term Loan Commitments of the New Canadian Term Loan Lenders, except that, if the face amount of a Bankers' Acceptance, which would otherwise be accepted by a C$ Lender, would not be C$100,000 or a whole multiple thereof, such face amount shall be increased or reduced by the Canadian Administrative Agent in its sole and unfettered discretion to the nearest whole multiple of C$100,000.

             (8) Acceptance of Bankers' Acceptances. Each Draft to be accepted by a C$ Lender shall be accepted at such C$ Lender's Canadian Lending Office.

             (9) Purchase of Bankers' Acceptances. Each C$ Lender shall be required to purchase (subject to the commercial availability of a resale market in the case of Bankers'

      Acceptances with a term of approximately 30, 60, 90 or 180 days, as the case may be) from the Canadian Borrower on such Borrowing Date, at the Applicable BA Discount Rate, the Bankers' Acceptances accepted by it on such Borrowing Date and to provide to the Canadian Administrative Agent the BA Discount Proceeds thereof not later than 12:00 Noon, Toronto time, on such Borrowing Date for the account of the Canadian Borrower. The Acceptance Fee payable by the Canadian Borrower to such C$ Lender under subsection 2.16(e) in respect of each Bankers' Acceptance accepted and purchased by such C$ Lender from the Canadian Borrower shall be set off against the BA Discount Proceeds payable by such C$ Lender under this subsection 2.16(b)(9). Not later than 2:00 P.M., Toronto time, on such Borrowing Date the Canadian Administrative Agent shall make such BA Discount Proceeds available to the Canadian Borrower by crediting the account of the Canadian Borrower on the books of the Canadian Administrative Office with the aggregate of the amounts made available to the Canadian Administrative Agent by the C$ Lenders and in like funds as received by the Canadian Administrative Agent.

             (10) Sale of Bankers' Acceptances. Each C$ Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

             (11) Waiver of Presentment and Other Conditions. To the extent permitted by applicable law, the Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a C$ Lender in respect of a Bankers' Acceptance accepted by it pursuant to this Agreement which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such C$ Lender in its own right, and the Canadian Borrower agrees not to claim any days of grace if such C$ Lender as holder sues the Canadian Borrower on the Bankers' Acceptances for payment of the amount payable by the Canadian Borrower thereunder.

            (c) The Canadian Borrower shall reimburse the C$ Lender for, and there shall become due and payable at 10:00 a.m., Toronto time, on the maturity date for each Bankers' Acceptance, an amount in Canadian Dollars in same day funds equal to the face amount of such Bankers' Acceptance. The Canadian Borrower shall make each such reimbursement payment (i) by causing any proceeds of Refunding Bankers' Acceptances issued in accordance with subsection 2.16(d) or conversion of such Bankers' Acceptance effected in accordance with subsection 4.4(c) to be applied in reduction of such reimbursement payment; and (ii) by depositing the amount of such reimbursement payment (or any portion thereof remaining unpaid after any application referred to in clause (i)) to the relevant payment account. The Canadian Borrower's payment in accordance with this subsection shall satisfy its obligations under any Bankers' Acceptance to which it relates, and the C$ Lender which has accepted such Bankers' Acceptance shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

            (d) The Canadian Borrower shall give irrevocable written notice (or such other method of notification as may be agreed upon between the Canadian Administrative Agent and the Canadian Borrower) to the Canadian Administrative Agent at or before 10:00 A.M., Toronto time, one Business Day prior to the maturity date of each Bankers' Acceptance followed by written confirmation electronically transmitted to the Canadian Administrative Agent on the same day, of the Canadian Borrower's intention to issue a Bankers' Acceptance on such maturity date (a "Refunding Bankers' Acceptance") to provide for the payment of such maturing Bankers' Acceptance (it being understood that payments by the Canadian Borrower and fundings by the C$ Lenders in respect of each maturing Bankers' Acceptance and the related Refunding Bankers' Acceptance shall be made on a net basis reflecting the difference between the face amount of such maturing Bankers' Acceptance and the BA Discount Proceeds (net of the applicable Acceptance Fee) of such Refunding Bankers' Acceptance). If the Canadian Borrower fails to give such notice or does not deposit the amount of reimbursement payment in accordance with subsection 2.16(c)(ii), the Canadian Borrower shall be deemed to have requested that such maturing Bankers' Acceptances be repaid with the proceeds of C$ Prime Loans (without any requirement to give notice with respect thereto), commencing on the maturity date of such maturing Bankers' Acceptances.

            (e) An Acceptance Fee shall be payable by the Canadian Borrower to each C$ Lender in advance (in the manner specified in subsection 2.16(b)(9)) upon the issuance of a Bankers' Acceptance to be accepted by such C$ Lender calculated at the rate per annum equal to the Applicable Margin, such Acceptance Fee to be calculated on the face amount of such Bankers' Acceptance and to be computed on the basis of the number of days in the term of such Bankers' Acceptance.

            (f) Upon the occurrence of any Event of Default which is continuing, and in addition to any other rights or remedies of any C$ Lender and the Canadian Administrative Agent hereunder, any C$ Lender or the Canadian Administrative Agent (or such alternate arrangement as may be agreed upon by the Canadian Borrower and such C$ Lender or the Canadian Administrative Agent, as applicable) shall be entitled to deposit and retain in an account to be maintained by the Canadian Administrative Agent (bearing interest at the Canadian Administrative Agent's rates as may be applicable in respect of other deposits of similar amounts for similar terms), for the ratable benefit of the C$ Lenders, amounts which are received by such C$ Lender or the Canadian Administrative Agent from the Canadian Borrower hereunder or as proceeds of the exercise of any rights or remedies of any C$ Lender or the Canadian Administrative Agent hereunder against the Canadian Borrower, to the extent such amounts may be required to satisfy any contingent or unmatured obligations or liabilities of the Canadian Borrower to the C$ Lenders or the Canadian Administrative Agent, or any of them hereunder."

            10. Amendment of Subsection 2.17(b). Subsection 2.17(b) of the Credit Agreement is hereby amended by replacing the term "Canadian Revolving Credit Lenders" with the term "C$ Lenders".

            11. Amendment of Subsection 4.1(f)(iii). Subsection 4.1(f)(iii) is hereby amended to read in its entirety as follows:

            "(iii) Any amount or rate of interest referred to in this subsection 4.1(f) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term of any Loan on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be prorated over that period of time and otherwise be prorated over the period from (x) the Closing Date to the Canadian Revolving Credit Termination Date or the scheduled final maturity of the Canadian Term Loans or (y) the Third Amendment Borrowing Date to the scheduled final maturity of the New Canadian Term Loans and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Administrative Agent shall be conclusive for the purposes of such determination absent manifest error."

            12. Amendment of Subsection 4.2(b). Subsection 4.2(b) is hereby amended by inserting the following clause (iii) and renumbering each subsequent clause as appropriate:

            "(iii) the New Canadian Term Loans pursuant to this subsection shall be applied to the installments of principal of such Term Loans in the inverse order of the respective maturity dates thereof."

            13. Amendment of Subsection 4.3(f). Subsection 4.3(f) of the Credit Agreement is hereby amended by replacing clause 4.3(f)(ii) to read in its entirety as follows:

            "(ii) Prepayments of the Loans and permanent reductions of the Revolving Credit Commitments by the Canadian Borrower pursuant to subsections 4.3 (a), (b), (c), (d) and (f)(i) shall be applied, first, to payment of the Canadian Term Loans then outstanding, second (to the extent that there are no Canadian Term Loans then outstanding), to payment of the New Canadian Term Loans then outstanding, third (to the extent that there are no New Canadian Term Loans then outstanding), to permanent reduction of the Canadian Revolving Credit Commitments then in effect, and, if any such amount remains unapplied, the Company shall, to the extent of such unapplied amount, be obligated to make a prepayment of the US Term Loans and a permanent reduction of the US Revolving Credit Commitments in accordance with subsection 4.3(f)(i). Such prepayments of the Canadian Term Loans and the New Canadian Term Loans pursuant to subsections 4.3(a),
      (b), (c), (d) and (f)(i) shall be applied, subject to the limitations set forth in clause (f)(iii) below, to the respective installments of principal thereof in the inverse order of the respective maturity dates thereof."

            14. Amendment of Subsection 4.5. Subsection 4.5 of the Credit Agreement is hereby amended by replacing clause (b) of the second sentence to read in its entirety as follows:

            "(b) 20 Tranches in respect of US Revolving Credit Loans, 15 Tranches in respect of US Term Loans or 10 Tranches in respect of each of the Canadian Term Loans and the New Canadian Term Loans outstanding at any time."

            15. Amendment of Subsection 4.11(a). Subsection 4.11(a) of the Credit Agreement is hereby amended by replacing clause (ii) of the proviso to read in its entirety as follows:

            "(ii) in the case of amounts payable by the Canadian Borrower with respect to either the Canadian Revolving Credit Loans or the New Canadian Term Loans, such Lender's status as a non-resident of Canada for the purposes of the Income Tax Act (Canada)."

            16. Amendment of Subsection 7.10. Subsection 7.10 of the Credit Agreement is hereby amended by replacing the term "Canadian Revolving Credit Lender" with the term "C$ Lender".

            17. Amendment of Section 9. Section 9 of the Credit Agreement is hereby amended by replacing the term "Canadian Revolving Credit Lender" with the term "C$ Lender".

            18. Amendment of Subsection 10.1. Subsection 10.1 of the Credit Agreement is hereby amended by replacing the term "Canadian Revolving Credit Lender" with the term "C$ Lender".

            19. Amendment of Subsection 11.6(c). Subsection 11.6(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence thereof:

            ", provided further that no Assignee, with respect to the New Canadian Term Loans, may be or become not resident in Canada for the purpose of the Income Tax Act (Canada)."

            20. Amendment of Subsection 11.7. Subsection 11.7 of the Credit Agreement is hereby amended by replacing the text of clause (a) thereof and inserting a new clause (c) each to read in its entirety as follows and by replacing the old caption "(c)" thereof with a new caption "(d)":

            "(a) If any Lender (a "benefitted Lender") at any time shall receive from either Borrower or any Guarantor any payment of all or part of any Class of Loans or L/C Reimbursement Obligations, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f) or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or L/C Reimbursement Obligations of such Class, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders which hold Loans or L/C Reimbursement Obligations of such Class such portion of each such other Lender's Loans or L/C Reimbursement Obligations of such Class, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of such other Lenders; provided, however, that if, at the time of the receipt by the benefitted Lender of such payment or collateral, amounts shall be then due and unpaid in respect of more than one Class, the sharing described in this subsection shall include all Classes with respect to which amounts are then due and unpaid (provided that in no event shall any such sharing which shall occur prior to the date upon which the Loans shall have become due and payable (whether at the stated maturity, by acceleration or otherwise) be effected
      (i) among Classes in respect of which the obligors are not the same Borrower, (ii) by the Canadian Term Loan Lenders or New Canadian Term Loan Lenders with any other Class in respect of which the obligor is the Canadian Borrower or (iii) which would result in any Canadian Term Loan Lender or any New Canadian Term Loan Lender receiving amounts in excess of the limits imposed by subsection 4.3(f)(iii)); and provided, further, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Borrower agrees that each Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

            (c) If, as a result of the operation of the second sentence of subsection 2.16(b)(7), any New Canadian Term Loan Lender shall, on any date upon which all the Loans shall be accelerated in accordance with
      Section 9, be the issuer of Bankers' Acceptances in an aggregate amount which is less than such New Canadian Term Loan Lender's New Canadian Term Loan Commitment Percentage of the aggregate amount of all the then outstanding Bankers' Acceptances, such New Canadian Term Loan Lender shall purchase for cash from each of the other New Canadian Term Loan Lenders such portion of each such other New Canadian Term Loan Lender's obligations with respect to then outstanding Bankers' Acceptances as shall be necessary to cause all such obligations with respect to Bankers' Acceptances to be held ratably among the New Canadian Term Loan Lenders according to their respective New Canadian Term Loan Commitment Percentages. The Canadian Borrower agrees that each New Canadian Term Loan Lender so purchasing a portion of another New Canadian Term Loan Lender's obligations with respect to Bankers' Acceptances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion."

            21. Schedule 1.1A-1. The Credit Agreement shall be amended by adding thereto a new schedule 1.1A-1 to read in its entirety as set forth in the form of such schedule delivered pursuant to paragraph 23(ii) below.

            22. Schedule 1.1B. Schedule 1.1B to the Credit Agreement is hereby amended to read in its entirety as set forth in Schedule 1.1B hereto.

            23. Conditions to Effectiveness. This Third Amendment shall become effective on and as of the date (the "Third Amendment Effective Date") specified by the Borrower by written notice to the US Administrative Agent, provided, that such date occurs on or prior to December 31, 1998 and provided further that on or before such date the US

Administrative Agent shall have received (i) counterparts of this Third Amendment, duly executed and delivered by a duly authorized officer of each of the Borrowers, the Majority Lenders, Canadian Term Loan Lenders the Canadian Term Loan Percentages of which aggregate more than 50% and consented to by each Guarantor, (ii) a copy of Schedule 1.1A-1 hereto, consented to by the Borrower (which consent shall not be unreasonably withheld), and containing an aggregate amount of New Canadian Term Loan Commitments equal to the C$ Equivalent, as determined two (2) Business Days prior to the Third Amendment Borrowing Date, of the outstanding principal amount of the Canadian Term Loans to be repaid on the Third Amendment Borrowing Date and (iii) a New Lender Supplement, substantially in the form of Exhibit A hereto duly executed by each New Canadian Term Loan Lender not party to the Credit Agreement prior to the Third Amendment Effective Date and indicating the agreement of such New Canadian Term Loan Lender to become a party to the Credit Agreement with a New Canadian Term Loan Commitment in the amount set forth opposite its name in said Schedule 1.1A-1.

            24. Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement, this Third Amendment or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any such Loan Party pursuant to this Third Amendment or any other Loan Document shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date.

            25. No Default. No Default or Event of Default shall have occurred and be continuing on and as of the Third Amendment Effective Date.

            26. Limited Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Third Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement (including, without limitation, the financial covenants set forth in subsection 8.1) or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

            27. Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            28. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    OUTDOOR SYSTEMS, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    MEDIACOM INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, as
                                    Canadian Administrative Agent and as a
                                    Lender

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CIBC INC., as a Lender

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                                    YORK AGENCY, as US Administrative Agent
                                    and as a Lender

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    ALLSTATE INSURANCE COMPANY

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    ALLSTATE LIFE INSURANCE COMPANY

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                    ASSOCIATION

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BANK OF AMERICA CANADA

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BANK OF HAWAII

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE BANK OF MONTREAL, CHICAGO BRANCH

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE BANK OF NEW YORK

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE BANK OF NOVA SCOTIA

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    THE BANK OF NOVA SCOTIA - CANADA

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BANKBOSTON, N.A.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BANQUE NATIONALE DE PARIS

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BANK ONE, ARIZONA

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    PARIBAS

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BAYERISCHE HYTO-UND VEREINSBANK
                                    A.G., NEW YORK BRANCH

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BEAR STEARNS INVESTMENT PRODUCTS, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    CAPTIVA FINANCE LTD..

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CARILLON HOLDING, LTD.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CITY NATIONAL BANK

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CONTINENTAL ASSURANCE COMPANY
                                    SEPARATE ACCOUNT (E)
                                    BY: TCW ASSET MANAGEMENT COMPANY AS
                                    ATTORNEY-IN-FACT

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CREDIT LYONNAIS, LOS ANGELES BRANCH

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    CREDIT LYONNAIS CANADA

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CREDITANSTALT CORPORATE FINANCE, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    CRESCENT/MACH I PARTNERS, L.P.
                                    BY: TCW ASSET MANAGEMENT, ITS INVESTMENT
                                    MANAGER

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    DEEPROCK & CO.
                                    BY: EATON VANCE MANAGEMENT AS
                                    INVESTMENT ADVISORS

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    DLJ CAPITAL FUNDING, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    DRESDNER BANK AG NEW YORK & GRAND
                                    CAYMAN BRANCHES

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    DRESDNER BANK CANADA

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    FIRST HAWAIIAN BANK

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    FIRST NATIONAL BANK OF MARYLAND

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK (f/k/a FIRST
                                    UNION BANK OF NORTH CAROLINA)

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK,
                                    SUCCESSOR BY MERGER TO CORESTATES BANK, N.A.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    FLEET NATIONAL BANK

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE FUJI BANK LIMITED, LOS ANGELES AGENCY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    IMPERIAL BANK, A CALIFORNIA BANKING
                                    CORPORATION

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    INDOSUEZ CAPITAL FUNDING II, LIMITED
                                    BY: INDOSUEZ CAPITAL, AS PORTFOLIO ADVISOR

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    LOS ANGELES AGENCY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK AGENCY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    KZH CRESCENT LLC

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    KZH SOLEIL LLC

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE LONG TERM CREDIT BANK OF JAPAN, LTD.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    MELLON BANK, N.A.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    MELLON BANK CANADA

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    MERITA BANK PLC - NEW YORK BRANCH

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    BY: MERRILL LYNCH ASSET MANAGEMENT,
                                    L.P., AS INVESTMENT ADVISOR

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    MICHIGAN NATIONAL BANK

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, LOS ANGELES AGENCY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    NATIONAL CITY BANK

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    NORWEST BANK ARIZONA, N.A.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    PARIBAS BANK OF CANADA

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    PARIBAS CAPITAL FUNDING L.L.C.

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    ROYALTON COMPANY

                                    By: Pacific Investment Management
                                        as its Investment Advisor

                                    By: PIMCO Management Inc.,
                                        a general partner

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE SANWA BANK, LIMITED

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    SENIOR DEBT PORTFOLIO
                                    BY: BOSTON MANAGEMENT AND RESEARCH AS
                                    INVESTMENT ADVISOR

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE SUMITOMO BANK OF CANADA

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    SUMITOMO TRUST & BANKING CO., LTD.

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    TORONTO DOMINION (TEXAS), INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    THE TRAVELERS INSURANCE COMPANY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    UNION BANK OF CALIFORNIA NA

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    VAN KAMPEN CLOI, LIMITED
                                    BY: VAN KAMPEN AMERICAN CAPITAL MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    VAN KAMPEN CLOII, LIMITED
                                    BY: VAN KAMPEN AMERICAN CAPITAL MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME
                                    TRUST

                                    By: /s/
                                        --------------------------------------
                                        Title:

The undersigned hereby consent and agree to the foregoing Third Amendment.


                                    OUTDOOR SYSTEMS PAINTING, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    OS ADVERTISING OF TEXAS
                                     PAINTING, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    OS BASELINE, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    DECADE COMMUNICATIONS GROUP, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    BENCH ADVERTISING COMPANY OF
                                    COLORADO, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    NEW YORK SUBWAYS ADVERTISING CO.,
                                    INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                    OUTDOOR SYSTEMS, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    OUTDOOR SYSTEMS (NEW YORK), INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    OS BUS, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    NATIONAL ADVERTISING COMPANY

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    PACIFIC CONNECTION, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    SALM ENTERPRISES, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    ATLANTIC PROSPECT, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:


                                    OS, FLORIDA, INC.

                                    By: /s/
                                        --------------------------------------
                                        Title:

                                                                 Schedule 1.1A-1

                       COMMITMENTS; ADDRESSES FOR NOTICE;
                       NEW CANADIAN TERM LOAN PRICING GRID

            Lender                        New Canadian Term Loan Commitment
            ------                        ---------------------------------
[New Canadian Term Loan Lender]                 C$ _________________
[Address]

[Additional New Canadian                        C$ _________________
Term Loan Lenders]

                  TOTAL                         [C$ Equivalent of outstanding
                                                principal amount of Canadian
                                                Term Loans to be repaid]


                             APPLICABLE MARGIN GRID

APPLICABLE MARGIN FOR NEW CANADIAN TERM LOAN BAs:

                                                      Applicable Margin for New
      Total Leverage Ratio                            Canadian Term Loans
      --------------------                            -------------------

      Greater than or equal to 6.00:1.00                      _____%

      Greater than or equal to 5.50:1.00
      and less than 6.00:1.00                                 _____%

      Greater than or equal to 5.00:1.00
      and less than 5.50:1.00                                 _____%

      Greater than or equal to 4.50:1.00
      and less than 5.00:1.00                                 _____%

      Greater than or equal to 4.00:1.00
      and less than 4.50:1.00                                 _____%

      Less than 4.00:1.00                                     _____%

APPLICABLE MARGIN FOR C$ PRIME LOANS:

      For each applicable Total Leverage Ratio, a margin that is 1.00% per annum less than the Applicable Margin for Bankers' Acceptance borrowings set forth above, provided that such margin shall not be less than 0.00%.

                                                                   Schedule 1.1B

                             APPLICABLE MARGIN GRID

APPLICABLE MARGIN FOR EURODOLLAR LOANS AND CANADIAN REVOLVING CREDIT BAs:


      Total Leverage Ratio                      Applicable Margin for Revolving
      --------------------                      -------------------------------
                                                Credit Loans and Term Loans
                                                ---------------------------
      Greater than or equal to 6.00:1.00                    2.125%

      Greater than or equal to 5.50:1.00
      and less than 6.00:1.00                               1.875%

      Greater than or equal to 5.00:1.00
      and less than 5.50:1.00                               1.500%

      Greater than or equal to 4.50:1.00
      and less than 5.00:1.00                               1.250%

      Greater than or equal to 4.00:1.00
      and less than 4.50:1.00                               1.000%

      Less than 4.00:1.00                                   0.750%


APPLICABLE MARGIN FOR ABR AND C$ PRIME LOANS:

      For each applicable Total Leverage Ratio, a margin that is 1.00% per annum less than the Applicable Margin for Eurodollar Loans/Canadian Revolving Credit BAs set forth above, provided that such margin shall not be less than 0.00%

                                                                       EXHIBIT A


                          FORM OF NEW LENDER SUPPLEMENT

            SUPPLEMENT, dated _________________ (this "Supplement"), to the Fifth Amended and Restated Credit Agreement, dated as of August 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OUTDOOR SYSTEMS, INC. (the "Company"), MEDIACOM INC. (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Administrative Agent (in such capacity, the "Canadian Administrative Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US Administrative Agent (in such capacity, the "US Administrative Agent"; together with the Canadian Administrative Agent, the "Agents")

                             W I T N E S S E T H :

             WHEREAS, the Third Amendment dated as of November 4, 1998 to the Credit Agreement provides in paragraph 21 thereof that each New Canadian Term Loan Lender, although not originally a party thereto, may become a party to the Credit Agreement with the consent of the Canadian Administrative Agent by executing and delivering to the Borrowers and the Canadian Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

            WHEREAS, the undersigned was not a party to the Credit Agreement prior to the Third Amendment Effective Date but now desires to become a party thereto;

            NOW, THEREFORE, the undersigned hereby agrees as follows:

            1. The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrowers and the Canadian Administrative Agent, become a New Canadian Term Loan Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a New Canadian Term Loan Commitment in the amount set forth opposite its name in Schedule 1.1A-1 to the Credit Agreement.

            2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Canadian Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Canadian Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Canadian Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and
       (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a New Canadian Term Loan Lender.

            3. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

            IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    [INSERT NAME OF NEW CANADIAN TERM LOAN
                                     LENDER]


                                    By________________________________
                                      Title:


Accepted this _____ day of
______________, ____.

OUTDOOR SYSTEMS, INC.


By____________________________
  Title:

Accepted this ____ day of
______________, ____.

MEDIACOM INC.


By____________________________
  Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as
Canadian Administrative Agent

By:  /s/
     -------------------------------
     Title: